SUPPLEMENT DATED OCTOBER 1, 2003 TO THE PROSPECTUS

DATED MAY 1, 2003

JNL® SERIES TRUST

On September 25, 2003, Jackson National Asset Management, LLCSM recommended and the Board of Trustees approved a change of sub-adviser to Curian Capital LLC for the following four funds:

JPMorgan/JNL Enhanced S&P 500 Stock Index Fund
Mellon Capital Management/JNL S&P 500 Index Fund
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund
Mellon Capital Management/JNL Small Cap Index Fund

The changes are subject to shareholder approval at a meeting scheduled for December 1, 2003. If the changes are approved, the advisory fees will be slightly reduced and the sub-adviser change will be effective on or about December 15, 2003.

Curian Capital LLC (Curian), with principal offices at 8055 E. Tufts Ave., 10th Floor, Denver, CO 80237, is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Curian currently serves as an investment adviser to separately managed accounts and other investment products. Curian manages accounts to a variety of asset allocation models in various asset classes and also offers a range of passive portfolios that encompass style specific domestic benchmarks as well as large and mid-cap international benchmarks. Curian also has invested in establishing a highly automated and efficient trading and custody platform, which it proposes to use in investing and trading the Funds’ portfolios.

No one Curian employee will be primarily responsible for the strategic portfolio management decisions for the Funds. Investments are made under the direction of Curian’s Asset Management department.

In addition, at the December 1, 2003 meeting, Fund shareholders are being asked to vote on the following proposals:

  Shareholders of all of the Funds are being asked to vote on the election of two additional trustees and
  Shareholders of all of the Funds, except the S&P/JNL Funds, are being asked to approve or disapprove an amendment to the Trust’s Brokerage Enhancement Plan which would result in the addition of a Rule 12b-1 fee of 0.20% of average daily net assets. If the amendment is approved, Jackson National Life Distributors, the Funds’ distributor, may use the Rule 12b-1 fees, to the extent consistent with the amended Plan and applicable law, to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or additional related services. So that approval of this Rule 12b-1 fee will not increase the operating expense ratios of the Funds, the advisory fee of each Fund that approves this change will be reduced by 0.20%.

Please contact us at 1-800-766-4683 if you have any questions.

This Supplement is dated October 1, 2003.

(To be used with VC2440 Rev. 05/03.)

V5762 10/03